Exhibit 99.2

Rightside® Announces $50 Million Stock Repurchase Program

KIRKLAND, Wash., February 28, 2017 -- Rightside Group, Ltd. (Nasdaq: NAME), a leading provider of domain name services that advance the way businesses and consumers define and present themselves online, today announced that its board of directors authorized a stock repurchase program of up to $50 million of the company's outstanding common stock, effective immediately. The stock repurchase program will be in place for up to 24 months.

"Our strong balance sheet – with no debt and over $87 million1 in cash, enables the company to execute a repurchase program while continuing to invest in our core registry and retail registrar business," said Chief Executive Officer Taryn Naidu. "We believe the current share price understates the strength of Rightside’s long-term growth and profitability initiatives.  The repurchase program demonstrates our commitment to delivering shareholder value as well as our confidence in the strategic direction of our business and market opportunity."

The stock purchases may be made from time to time through open market purchases, 10b5-1 plans, privately-negotiated transactions, accelerated stock repurchases, block trades, derivative contracts or otherwise in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The actual timing, number and value of shares repurchased under the program will be determined by management at its discretion and will depend on a number of factors, including, but not limited to, the market price of Rightside's common stock, general market and economic conditions, regulatory requirements, capital availability and compliance with the terms of the company's credit facilities.

Repurchases under this program will be funded from one or a combination of existing cash balances, future free cash flow and indebtedness. There is no guarantee as to the number of shares that will be repurchased, and the repurchase program may be extended, suspended or discontinued at any time, without notice at Rightside’s discretion.  Any shares repurchased under the program will be returned to the status of authorized but unissued shares of common stock.  In a separate announcement today, Rightside also announced financial results for its fourth quarter and fiscal 2016, along with outlook for fiscal 2017. For more information, please see Rightside’s earnings press release.

About Rightside

Rightside inspires and delivers new possibilities for consumers and businesses to define and present themselves online. The company, with its affiliates, is a leading provider of domain name services, offering one of the industry's most comprehensive platforms for the discovery, registration, usage and monetization of domain names. In addition to being a new gTLD registry operator, Rightside is home to one of the most admired registrar brands in the industry, Name.com. Headquartered in Kirkland, WA, Rightside has offices in North America and Europe. For more information please visit www.rightside.co.

[1]	Debt and cash as of January 31, 2017

Rightside Group, Ltd.

Cautionary Information Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, including, among others, Rightside’s intention to repurchase shares of its common stock from time to time under the stock repurchase program, the intended use of any repurchased shares and the source of funding.  Statements containing words such as may, believe, anticipate, expect, intend, plan, project, and estimate or similar expressions constitute forward-looking statements. Statements regarding Rightside’s future performance are based on current expectations, estimates and projections about our industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Forward-looking statements involve risks and uncertainties including, among others, Rightside’s expected benefits from the share repurchase program. More information about potential risk factors that could affect Rightside’s operating and financial results are contained in Rightside’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the Securities and Exchange Commission on November 9, 2016.  All forward-looking statements are expressly qualified in their entirety by this cautionary statement.  Rightside does not intend to revise or update the information set forth in this press release, except as required by law, and may not provide this type of information in the future.

Investor Contacts

The Blueshirt Group

Allise Furlani, 212-331-8433, allise@blueshirtgroup.rocks

Brinlea Johnson, 212-331-8424, brinlea@blueshirtgroup.rocks